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                                   Exhibit 10
                                   ----------




                             Worthington Foods, Inc.
                   Amended and Restated 1995 Stock Option Plan
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                             WORTHINGTON FOODS, INC.
                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN

                                 PART I GENERAL


1.    Purpose
      -------

      The purpose of this Worthington Foods, Inc. Amended and Restated 1995 Stock Option Plan (the "Plan") is to advance the interests of Worthington Foods, Inc. or any adopting successor thereto (the "Company") and its present and future subsidiaries and to enhance the value of the shareholders' investment in the Company by encouraging key employees to acquire or increase and retain a financial interest in the Company and thereby encourage the key employees to remain in the employment of the Company and to put forth maximum efforts for the success of the Company. In addition, the Plan is intended to enable the Company to compete effectively for the services of potential employees by furnishing an additional incentive to join the employment of the Company.


2.    Administration of the Plan
      --------------------------

      (a) Committee. The Plan shall be administered by a committee of the Board of Directors (the "Committee"), designated by the Board of Directors to administer the Plan which shall satisfy the requirements contained in Section 1.162-27(c)(4) of the Final Regulations. The Committee shall at all times consist of not less than three (3) members of the Board of Directors of the Company, each of whom shall (a) be an individual from time to time permitted to serve as a member of the Committee by the rules promulgated under
            Section 16 of the Exchange Act in order for grants of stock options under the Plan to be exempt transactions under said Section 16; and
            (b) receive remuneration from the Company in no other capacity than as a director, except as permitted under Section 1.162-27(e)(3) of the Final Regulations. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors of the Company.

      (b) Authority of the Committee. The Committee shall have full power and authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority specifically granted to it under the Plan or necessary or advisable, in the sole and absolute discretion of the Committee, to the administration of the Plan including, without limitation, the authority to: select from among eligible employees those persons to whom stock options may be granted pursuant to the Plan; fix the terms and provisions and restrictions of any option granted under the Plan; grant options; interpret and construe any provision of the Plan or of any option granted hereunder; make all required or appropriate determinations under the Plan or any option granted hereunder; adopt, amend and rescind such rules and regulations relating to the Plan as the Committee shall determine in its discretion, subject to the express provisions of the Plan; and make all other determinations deemed by it necessary or advisable for the administration of the Plan. All decisions and designations made by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive with respect to all interested parties, unless otherwise determined by the Board of Directors. Notwithstanding the preceding sentence, the selection of employees of the Company for participation in the Plan and decisions concerning the timing, pricing and amount of a grant of options under the Plan shall be made solely by the Committee.

      (c) Vacancies, etc. The Board of Directors shall fill all vacancies, however caused, in the Committee. The Board of Directors may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board of Directors to serve as chairman of the Committee. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

      (d) Indemnification. Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit or proceeding against him or her; provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Articles of Incorporation or Regulations, as a matter of law, or otherwise, or any power
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            that the Company may have to indemnify or hold him or her harmless.


3.    Eligibility
      -----------

      (a) General. All full-time employees of the Company or any subsidiary, including those who are officers or directors, are eligible to receive options pursuant to the Plan if selected by the Committee to receive an option; provided, however, that members of the Committee may not participate in the Plan. More than one option may be granted to an employee.

      (b) Factors. In determining the individuals to whom options are to be granted under the Plan, the Committee shall take into consideration the respective duties of the individuals, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

      (c) No Other Rights. Nothing contained in the Plan, nor any option granted pursuant to the Plan, shall confer upon any employee any right to continue in the employment of the Company or any subsidiary nor limit in any way the right of the Company to terminate his or her employment at any time.


4.    Shares Subject to the Plan
      --------------------------

      (a) Subject to the provisions of Section 11 hereof, the shares for which options may be granted under the Plan shall consist of 1,166,666 Common Shares, without par value ("Common Shares"), of the Company. The Common Shares hereby reserved are in addition to the Common Shares previously reserved under the Company's 1985 Stock Option Plan (the "Prior Stock Option Plan"). No additional options shall be granted under the Prior Stock Option Plan. Any Common Shares as to which stock options granted under the Prior Stock Option Plan may lapse, expire, terminate or be canceled (so long as the holder thereof has not received any benefits of ownership of such shares), shall also be reserved and available for issuance in connection with stock options granted under this Plan. All of such shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options.

      (b) Common Shares subject to the Plan may be, at the discretion of the Board of Directors, either authorized and unissued Common Shares or Common Shares reacquired by the Company and held as treasury shares.
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      (c)   If any outstanding option under the Plan for any reason expires, lapses, terminates or is canceled without having been exercised in full, the Common Shares allocable to the unexercised portion of such option shall (unless the Plan shall have been terminated) become available for subsequent grants of options under the Plan.


5.    Termination of Plan
      -------------------

      This Plan shall terminate upon the earlier of (i) February 20, 2005; or
      (ii) the date on which all Common Shares available for issuance under the Plan have been issued pursuant to the exercise of options granted hereunder; or (iii) the determination of the Board that the Plan shall terminate. No options may be granted under the Plan after such termination date, provided that the options granted and outstanding on such date shall continue to have force and effect in accordance with the provisions of the documents evidencing such options.


6.    Amendment of the Plan
      ---------------------

      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from
            Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan, subject to any shareholder approval required under Rule 16b-3, in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

      (b) Amendments to Options. Subject to the provisions of this Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected holder or beneficiary.
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7.    Notices
      -------

      Each notice relating to this Plan shall be in writing and delivered in person or by first class or certified mail to the proper addressee. Each notice shall be deemed to have been given on the date it is received. Each notice to the Committee shall be addressed as follows:

                      Worthington Foods, Inc.
                      900 Proprietors Road
                      Worthington, Ohio 43085
                      Attention:  President

      Each notice to a holder of an option (or other person or persons then entitled to exercise an option) shall be addressed to the holder (or such other person or persons), at the holder's address set forth in the Company's current personnel records. Anyone to whom a notice may be given under this Plan may designate, in writing, a new address by notice to that effect.


8.    Definitions
      -----------

      (a) The term "Code" where used in this Plan shall mean the Internal Revenue Code of 1986, as amended.

      (b) The term "Exchange Act" where used in this Plan shall mean the Securities Exchange Act of 1934, as amended.

      (c) The term "Final Regulations" where used in this Plan shall mean the final regulations promulgated by the Internal Revenue Service under
            Section 162(m) of the Code.

      (d) The term "subsidiary" where used in this Plan shall have the meaning set forth for the term "subsidiary corporation" in Section 424(f) of the Code.


                                 PART II OPTIONS

9.    Grant of Options
      ----------------

      (a) To the extent not inconsistent with the provisions of this Plan, the Committee shall fix the terms and provisions and restrictions of options, including the number of Common Shares to be subject to each option, the dates on which options may be fully or partially exercised, the minimum period (if any) during which the same must be held until exercisable and the expiration dates thereof. Options granted hereunder shall be evidenced by a written option agreement (an "Agreement") between the employee and the Company. The Agreement shall contain such terms, conditions and limitations as provided by the
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            Committee, but shall also be subject to the provisions of this
            Section 9 and other Sections of Part II of this Plan.

      (b) During the period in which this Plan remains in effect, no person shall be granted options under this Plan covering more than 50,000 Common Shares (subject to adjustment pursuant to Section 11) over any one-year period. For this purpose, to the extent that any option is canceled (as described in Section 1.162-27(e)(2)(vi)(B) of the Final Regulations), such canceled option shall continue to be counted against the maximum number of Common Shares for which options may be granted to an person under this Plan.

      (c) It is intended that certain options issued pursuant to this Plan shall constitute incentive stock options within the meaning of
            Section 422 of the Code ("Incentive Stock Options"). Non-qualified stock options may also be issued under this Plan in accordance with the Plan's terms and conditions. An eligible employee may be granted Incentive Stock Options, non-qualified stock options or both, but only on the terms and subject to the restrictions set forth in this Plan.

      (d) Notwithstanding anything in this Plan to the contrary, no person shall be eligible to receive an Incentive Stock Option if, at the time of grant, such person owns of record and beneficially more than ten percent (10%) of the total combined voting power of all classes of stock of the Company then outstanding and entitled to vote; provided, however, that the foregoing limitation shall not apply if the option price at the time the option is granted is at least one hundred ten percent (110%) of the fair market value (as defined in Section 9(f) of this Plan) of the Common Shares subject to the option on the date of grant of the option and the option term is not more than five (5) years. Further, the aggregate fair market value (determined at the time the option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any option holder during any calendar year (under all stock option plans of the Company) shall not exceed One Hundred Thousand Dollars ($100,000).

      (e) Subject to the exception set forth in Section 9(c) of this Plan, the purchase price of the Common Shares covered by each Incentive Stock Option shall not be
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            less than one hundred percent (100%) of the fair market value of such Common Shares on the date of grant of such option. The purchase price of the Common Shares covered by any other option issued under this Plan shall be as determined by the Committee; provided, however, that in no event shall the purchase price be less than $1.00 per share.

      (f) The fair market value of Common Shares on a particular date shall be the last reported closing price for the Company's Common Shares on the NASDAQ National Market System or any securities exchange on which the Common Shares may be listed on that date or, if no such sale occurred on that date, then for the next preceding date on which a sale was made. If the Common Shares should be no longer traded on the NASDAQ National Market System or any securities exchange, the fair market value shall be determined by the Committee. Subject to the foregoing, the Committee, in fixing the purchase price, shall have full authority and discretion and be fully protected in doing so.

      (g) Any option granted hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company and the option holder of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the option or the later disposition of the Common Shares or other property acquired upon exercise of an option and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitation, the right of the Company to receive transfers of Common Shares or other property from the option holder or to deduct or withhold in the form of cash or shares from any transfer or payment to an option holder, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

      (h) The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holder or option holders, the cancellation of any or all outstanding options granted under the Plan and the grant in substitution therefor of new options under the Plan (subject to the limitations hereof) covering the same or different numbers of Common Shares at an option price per share in all events not less than the fair market value on the new grant date (as determined under Section 9(f)).
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10.  Notice of Grant of Option
     -------------------------

     Upon the granting of any option to an employee, the Committee shall promptly cause such employee to be notified of the fact of such grant. The date on which an option shall be granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized, subject to satisfaction of any conditions the Committee may place on the effectiveness of the grant.


11.  Adjustments and Changes in the Common Shares
     --------------------------------------------

     (a) In the event that the Common Shares as presently constituted shall be changed into or exchanged for a different kind or number of shares or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding options pursuant to the provisions of
            Section 12 hereof, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Common Shares or other securities of the Company (or number and kind of other securities or property) which may be issued under the Plan; (ii) the number of Common Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding options; and (iii) the maximum number of Common Shares subject to options that may be granted to an employee under Section 9(b). Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the Company, or of any shares or other securities into which such shares shall have been changed, or for which they shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this Section 11 shall be rounded down to the nearest whole number of shares.

     (b) Notwithstanding the foregoing, any and all adjustments in connection with an Incentive Stock Option shall comply in all respects with Sections 422 and 424 of the Code and the regulations promulgated thereunder.

     (c) Notice of any adjustment shall be given by the Company to each holder of an option which shall have been so adjusted, provided that such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan and any instrument or agreement issued thereunder.


12.  Acceleration of Options
     -----------------------

     (a) In the event that the Company or its shareholders enter into one or more agreements to dispose of all or substantially all of the assets or 50 percent or more of the outstanding capital stock of the Company by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions (each, an "Acceleration Event"), then each option outstanding under the Plan shall become exercisable during the fifteen (15) days immediately prior to the scheduled consummation of the Acceleration Event with respect to the full number of Common Shares for which such option has been granted; provided, however, that no such Acceleration Event shall occur in the event that (i) the primary purpose of the transaction is to change the Company's domicile solely within the United States; (ii) the terms of the agreement(s) require as a prerequisite for the consummation of the transaction that each such option shall either be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof; or (iii) the transaction is approved by a majority of the members of the Board of Directors of the Company who had either been in office for more than twelve (12) months prior to such transaction or had been elected, or nominated for election by the Company's shareholders, by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve-month period; and provided further that any such exercise of an option during such fifteen (15) day period shall be conditioned upon the consummation of such transaction and shall be effective only immediately before such consummation, except to the extent that an option holder may indicate, in writing, that such exercise is unconditional with regard to all or part of the unaccelerated portion of the option. Upon consummation of the Acceleration Event contemplated by said agreement, all outstanding options, whether or not accelerated, shall terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

     (b) In the event of the occurrence of an Acceleration Event (as defined by Section 12(a)), any option holder who is subject to the filing requirements imposed under Section 16(a) of the Exchange Act with respect to the Company shall receive a payment of cash equal to the difference between the aggregate Fair Value of the Common Shares subject to such accelerated option and the aggregate option exercise price of such Common Shares. Notwithstanding the provisions of the preceding sentence, no payment of cash shall be made in respect of an accelerated option unless a period of at least six (6) months has elapsed from the date of grant of such option. For this purpose, "Fair Value" shall mean the highest fair market value of the subject Common Shares during the 60-day period immediately preceding the date of the consummation of the Acceleration Event (as determined under Section 9(e) hereof). Payment of said cash shall be made within ten (10) days after said consummation of the Acceleration Event. The foregoing payments under this Section 12(b) shall be made in lieu of and in full discharge of any and all obligations of the Company in respect of all subject options of the option holder granted under this Plan. The right to receive a payment of cash under this Section 12(b) shall not be transferable except by will or the laws of descent and distribution. Notwithstanding any of the foregoing, the provisions of this Section 12(b) shall not be applicable to Incentive Stock Options granted under this Plan.

     (c) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.  Additional Provisions
     ---------------------

     Any Agreements authorized under the Plan may contain such provisions as the Committee and the Board of Directors of the Company shall deem advisable which are not inconsistent with the terms herein stated. All Incentive Stock Option Agreements shall contain such limitations and restrictions upon the exercise of the option governed thereby as shall be necessary in order that such option will be an "incentive stock option" as defined in
     Section 422 of the Code, or to conform to any change in the applicable law, rulings or regulations. In the event this Plan is inconsistent in any respect with an Agreement between the Company and an option holder, the provisions of the Plan shall control.


14.  Exercise of Options
     -------------------

     Each option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of Common Shares as shall be determined by the Committee and as set forth in the Agreement evidencing such option. An option may be exercised by notice given to the Committee in such form as the Committee shall require. Notwithstanding the preceding provisions of this Section 14, no option granted under this Plan may be exercised unless a period of at least six (6) months has elapsed from the date of grant of such option. No fractions of a Common Share may be purchased by an option holder upon exercising his or her option, and to the extent that the use of fractional or percentage computations would otherwise give rise to the right of the option holder to purchase a fraction of a Common Share, the total Common Shares subject to exercise shall be adjusted down to the nearest whole number.


15.  Exercise After Termination of Employment
     ----------------------------------------

     (a) Except as otherwise provided in the Plan, an option holder's options under this Plan (i) are exercisable only by the option holder, (ii) are exercisable only while the option holder is in the employment of the Company and then only if the options have become exercisable by their terms, and (iii) if not exercisable by their terms at the time the option holder ceases to be in the employment of the Company, shall immediately expire on the date of termination of employment.

     (b) Except as provided in this Section 15(b), any option holder's option which is exercisable by its terms at the time the option holder ceases to be in the employment of the Company must be exercised on or before the earlier of three (3) months after the date of termination of employment or the fixed expiration date of such option after which period such option shall expire. If an option holder is terminated for willful, deliberate or gross misconduct (such as, for example, dishonesty), however, all options granted to such option holder shall, to the extent not previously exercised, expire immediately upon such termination. The circumstances under which the employment of an option holder is terminated (i.e., whether employment is terminated for willful, deliberate or gross misconduct) shall be decided by the Committee, whose decision shall be final and binding on all affected parties.

     (c) In the event of the death of the option holder while in the employment of the Company or within three (3) months after his termination of employment other than for willful, deliberate or gross misconduct, each of that option holder's unexercised options (whether or not then exercisable by their terms) shall become immediately exercisable by such option holder's estate for a period ending on the earlier of the fixed expiration date of such option or twelve months after the date of death, after which period such option shall expire. For purposes hereof, the estate of an option holder shall be defined to include the legal representatives thereof or any person who has acquired the right to exercise an option by reason of the death of the option holder.

     (d) In the case of any options, other than Incentive Stock Options, in the event of the termination of employment by reason of the permanent disability (as defined below) of the option holder, each of that option holder's unexercised options (whether or not then exercisable by their terms) shall become exercisable for a period ending on the earlier of the fixed expiration date of such option or twelve months from the date of termination of employment, after which period such option shall expire. For purposes of this Section 15(d), "permanent disability" shall be deemed to be the inability of the option holder to perform the duties of his job with the Company because of a physical or mental disability as evidenced by the opinion of a Company-approved doctor of medicine licensed to practice medicine in the United States of America.

     (e) In the case of any options, other than Incentive Stock Options, in the event of the normal retirement of the option holder, each of that option holder's unexercised options (whether or not then exercisable by its terms), granted to that option holder on or before his 65th birthday shall become immediately exercisable for a period ending on the earlier of the fixed expiration date of such option or twelve months after the date of retirement, after which period such option shall expire. Also, in the event of the normal retirement of the option holder, each of that option holder's unexercised options, other than Incentive Stock Options (whether or not then exercisable by its terms) granted to that option holder after his 65th birthday and held for a period of at least twelve consecutive months of active employment with the Company after the date of grant shall become immediately exercisable for a period ending on the earlier of the fixed expiration date of such option or twelve months after the date of retirement, after which period such option shall expire. For purposes of this Section 15(e), retirement shall be deemed to be "normal retirement" if the option holder is at least 65 years of age and has completed at least five consecutive years of employment with the Company at the date of retirement.

     (f) In the case of Incentive Stock Options, in the event of the termination of employment by reason of the permanent disability or the normal retirement of the option holder (as defined in Sections 15(d) and (e), respectively, above), each Incentive Stock Option then held by the option holder shall become exercisable and terminate on the earlier of the period ending three months after the termination of employment or the fixed expiration date of such option; provided, however, that, if such termination of employment occurs by reason of "disability" within the meaning of Section 22(e)(3) of the Code, said three-month period shall be extended to twelve months.

     (g) For purposes of this Section 15, employment by the Company shall also include employment by any subsidiary of the Company.

16.  Payment for Common Shares
     -------------------------

     Common Shares which are subject to an option shall be issued only upon exercise of the option in whole or in part and upon full payment of the purchase price for the Common Shares as to which the option is exercised. The option price shall be payable upon exercise of the option in United States dollars in cash (including check, bank draft or money order). If permitted by the Committee, the option price may also be payable (a) by delivery of Common Shares of the Company already owned by the option holder, or (b) by delivery of a combination of Common Shares and cash. Any Common Shares delivered to the Company in payment of the option price shall be valued at their fair market value (as defined in Section 9(f) of this Plan) on the date of delivery. An employee to whom an option has been granted shall have none of the rights of a shareholder with respect to the Common Shares to be acquired until such Common Shares are transferred to him.


17.  Termination of Option
     ---------------------

     Each option shall terminate in any event no later than ten (10) years from the date of grant except as provided in Section 9(d) of this Plan.


18.  Assignability
     -------------

     An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the employee to whom granted, may be exercised only by such employee or such employee's guardian or legal representative.


19.  Laws and Regulations
     --------------------

     (a) The Plan and all options granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto, and notwithstanding any provisions of this Plan or the options granted, the holder of an option shall not be entitled to exercise such option, nor shall the Company be obligated to issue any Common Shares, if such exercise or issuance shall constitute a violation by the option holder or the Company of any provisions of any such law or regulation.

     (b) The Company, in its discretion, may postpone the issuance and delivery of Common Shares upon any exercise of an option until completion of any stock exchange listing or registration or other qualification of such Common Shares under any state or federal law, rule or regulation as the Company may consider appropriate; and may require any person exercising an option to make such representations and furnish such information as it may consider appropriate in connection with the issuance of the Common Shares in compliance with applicable law. Under such circumstances, the Company shall proceed with reasonable promptness to complete any such listing, registration or other qualification.

     (c) Common Shares issued and delivered upon exercise of an option shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the Company, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.


20.  Use of Proceeds
     ---------------

     The proceeds received by the Company from the sale of Common Shares pursuant to the options granted under this Plan shall be used for general corporate purposes.


21.  Expenses
     --------

     The expenses of the Plan shall be borne by the Company.


22.  No Right to Options
     -------------------

     No employee shall have any claim to be granted an option under this Plan, and there is no obligation for uniformity of treatment of employees or holders or beneficiaries of options. The terms and conditions of option grants need not be the same with respect to each recipient.


23.  No Right to Employment
     ----------------------

     Eligibility for participation in this Plan or the grant of an option shall not be construed as giving an employee the right to be retained in the employ of the Company or any subsidiary of the Company. Further, the Company or any subsidiary of the Company may at any time dismiss the holder of an option from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in the Plan in any Agreement.


24.  No Rights as Shareholders
     -------------------------

     Subject to the provisions of the Plan and/or the applicable Agreement, no holder of an option granted under this Plan shall have any rights as a shareholder with respect to any Common Shares to be distributed under this Plan until he or she has become the holder of such Common Shares.


25.  Governing Law
     -------------

     The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Agreement shall be determined in accordance with the laws of the State of Ohio.


26.  No Trust or Fund Created
     ------------------------

     Neither the Plan nor any option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any subsidiary of the Company and any option holder or any other person.


27.  Rule 16b-3 Compliance
     ---------------------

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


28.  Severability
     ------------

     If any provisions of the Plan or any Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or any option, or would disqualify the Plan or any option under law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the option, such provision shall be stricken as to such jurisdiction, person or option and the remainder of the Plan and any such option shall remain in full force and effect.